UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2010

Willis Group Holdings Public Limited Company
(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-16503	98-0352587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, EC3M 7DQ, England and Wales
(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (44) (20) 7488-8111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.         Results of Operations and Financial Condition.

On February 3, 2010, Willis Group Holdings Public Limited Company (the “Company”) issued a press release reporting results for the year ended December 31, 2009.  A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On February 3, 2010, the Company announced that Stephen E. Wood, the company’s Global Group Financial Controller, has been named interim Chief Financial Officer.

The appointment is effective with the February 19, 2010 departure of Patrick C. Regan, who is leaving the Company to become the Chief Financial Officer of Aviva plc.  Mr. Regan’s planned departure was previously announced on October 23, 2009.  In his interim role, Mr. Wood will report to the Company's Chairman and Chief Executive Officer Joseph J. Plumeri, and will continue to be based in London.

Mr. Wood joined Willis in October 2006 with more than 19 years experience gained in banking, finance and public accounting.  Prior to joining Willis, from 2004 to 2006 he was Divisional Chief Operating Officer – Annuities at GE Life (UK), a subsidiary of General Electric.  In his current role, he is responsible for external reporting, treasury and financial planning and analysis.

Pursuant to Mr. Wood’s employment agreement, he receives a base salary of £200,000 per annum, effective January 1, 2010.  All Company associates are eligible to receive an annual incentive compensation award payable in cash and/or equity as well as any long-term incentive awards.

Item 7.01.         Regulation FD Disclosure.

On February 3, 2010, the Company issued a press release announcing the appointment of Stephen E. Wood as Interim Chief Financial Officer.  A copy of the press release is attached as Exhibit 99.2 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

99.1	Willis Group Holdings Public Limited Company Earnings Press Release issued February 3, 2010.

99.2	Willis Group Holdings Public Limited Company Press Release issued February 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2010.	WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY

	By:	/s/ Adam G. Ciongoli
Adam G. Ciongoli
Group General Counsel

 INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Willis Group Holdings Public Limited Company Earnings Press Release issued February 3, 2010.

99.2	Willis Group Holdings Public Limited Company Press Release issued February 3, 2010.